AFFILIATES

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                                CORPORATE ORGANIZATIONAL STRUCTURE

                                 SAFETY-KLEEN CORP. - - NYSE: (SK)

THE FOLLOWING LIST SETS FORTH THE SUBSIDIARIES OF SAFETY-KLEEN  CORP. AS OF august 15, 2000. PARENT
SUBSIDIARY RELATIONS ARE INDICATED BY INDENTATIONS. UNLESS OTHERWISE INDICATED, 100% OF THE VOTING
SECURITIES OF EACH SUBSIDIARY IS OWNED BY THE INDICATED PARENT OF SUCH SUBSIDIARY.


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                                NAME OF CORPORATION                        STATE OF INCORPORATION
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SAFETY-KLEEN CORP.                                                              Delaware
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    SAFETY-KLEEN SERVICES, INC.                                                 Delaware
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        SAFETY-KLEEN (CONSULTING), INC. (9.09%)                               Delaware
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        SAFETY-KLEEN (LONE AND GRASSY MOUNTAIN), INC.                           Oklahoma
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            SAFETY-KLEEN (TULSA), INC.                                          Oklahoma
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                SAFETY-KLEEN (SAN ANTONIO), INC.                                Texas
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                SAFETY-KLEEN (WICHITA), INC.                                    Kansas
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            USPCI OF MISSISSIPPI, INC. (50%)                                    Mississippi
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            SAFETY-KLEEN (DELAWARE), INC.                                       Delaware
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                SK SERVICES (EAST), L.C.                                        Utah
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                SK SERVICES, L.C.                                               Utah
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        SAFETY-KLEEN (ROSEMOUNT), INC.                                          Minnesota
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        SAFETY-KLEEN (SAWYER), INC.                                             Oklahoma
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        SAFETY-KLEEN (PPM), INC.                                                Georgia
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            NINTH STREET PROPERTIES, INC.                                       Missouri
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        SAFETY-KLEEN (SAN JOSE), INC.                                           California
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        CHEMCLEAR, INC. OF LOS ANGELES                                          Delaware
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        USPCI, INC. OF GEORGIA                                                  Delaware
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        SAFETY-KLEEN HOLDINGS, INC.                                             Delaware
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        SAFETY-KLEEN (WESTMORLAND), INC. (50%)                                  California
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        SAFETY-KLEEN (BUTTONWILLOW), INC. (23%)                                 California
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        SAFETY-KLEEN (NE), INC.                                                 New Hampshire
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        SAFETY-KLEEN (CROWLEY), INC.                                            Louisiana
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        SAFETY-KLEEN (LAPORTE), INC.                                            Texas
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        SAFETY-KLEEN (TG), INC.                                                 Delaware
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        SAFETY-KLEEN (ROEBUCK), INC.                                            South Carolina
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        SAFETY-KLEEN (TS), INC.                                                 Delaware
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        SAFETY-KLEEN (COLFAX), INC.                                             Delaware
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        GSX CHEMICAL SERVICES OF OHIO, INC.                                     Ohio
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        LEMC, INC.                                                              Delaware
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        SAFETY-KLEEN CHEMICAL SERVICES, INC.                                    Massachusetts
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        SAFETY-KLEEN (ALTAIR), INC.                                             Texas
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            SAFETY-KLEEN (FS), INC. (13%)                                       Delaware
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        SAFETY-KLEEN (BDT), INC.                                                New York
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        SAFETY-KLEEN (FS), INC. (87%)                                           Delaware
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        SAFETY-KLEEN (GS), INC.                                                 Tennessee
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        SAFETY-KLEEN (CLIVE), INC.                                              Oklahoma
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        SAFETY-KLEEN (WT), INC.                                                 Ohio
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        SAFETY-KLEEN OSCO HOLDINGS, INC.                                        Delaware
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            SAFETY-KLEEN (NASHVILLE), INC.                                      Tennessee
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            OSCO TREATMENT SYSTEMS OF MISSISSIPPI, INC. (50%)                   Tennessee
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        SAFETY-KLEEN (BARTOW), INC.                                             Florida
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        SAFETY-KLEEN (CALIFORNIA), INC.                                         California
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            SAFETY-KLEEN (BUTTONWILLOW), INC. (77%)                             California
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            SAFETY-KLEEN (WESTMORLAND), INC. (50%)                              California
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        SAFETY-KLEEN (CHATTANOOGA), INC.                                        Tennessee
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        SAFETY-KLEEN (PECATONICA), INC.                                         Illinois
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        SAFETY-KLEEN (PINEWOOD), INC.                                           South Carolina
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        SAFETY-KLEEN (WHITE CASTLE), INC.                                       Colorado
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        LAIDLAW ENVIRONMENTAL SERVICES DE MEXICO, S.A. DE C.V.                  Mexico
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        SAFETY-KLEEN (PUERTO RICO), INC.                                        Puerto Rico
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        SAFETY-KLEEN (BRIDGEPORT), INC.                                         Delaware
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        SAFETY-KLEEN (DEER PARK), INC.                                          Delaware
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        SAFETY-KLEEN (BATON ROUGE), INC.                                        Delaware
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        SAFETY-KLEEN (PLAQUEMINE), INC.                                         Delaware
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        SAFETY-KLEEN (CUSTOM TRANSPORT), INC.                                   Delaware
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        SAFETY-KLEEN (LOS ANGELES), INC.                                        California
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        SAFETY-KLEEN (TIPTON), INC.                                             Delaware
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        SAFETY-KLEEN (GLOUCESTER), INC.                                         Delaware
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        SAFETY-KLEEN (DEER TRAIL), INC.                                         Colorado
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        SAFETY-KLEEN (MT. PLEASANT), INC.                                       Tennessee
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        SAFETY-KLEEN (MINNEAPOLIS), INC.                                        Minnesota
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            SAFETY-KLEEN (ARAGONITE), INC.                                      Delaware
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        SAFETY-KLEEN (SUSSEX), INC.                                             Delaware
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        SAFETY-KLEEN (ENCOTEC), INC.                                            Delaware
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        SAFETY-KLEEN SYSTEMS, INC.                                              Wisconsin
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            ECOGARD, INC.                                                       Delaware
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            CURBSIDE, INC. (49%)                                                California
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            SK EUROPE, INC.                                                     Nevada
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            DIRT MAGNET, INC.                                                   Colorado
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                THE MIDWAY GAS AND OIL CO.                                      Colorado
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            SAFETY-KLEEN CANADA INC. (1)                                          New Brunswick
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                RYAN & PATRICK HOLDINGS INC.                                    Ontario
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                    ARDEE SOLVENT INC.                                          Ontario
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                    ARDEE RECYCLING INC.                                        Ontario
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                    ARDEE OIL INC.                                              Ontario
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                ENVIRONNEMENT SERVICES ET MACHINERIE E.S.M. INC.                Quebec
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            ELGINT CORP.                                                        Nevada
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            SAFETY-KLEEN ENVIROSYSTEMS COMPANY                                  California
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                SAFETY-KLEEN ENVIROSYSTEMS COMPANY OF PUERTO RICO, INC.         Indiana
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            PETROCON, INC.                                                      Delaware
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            PHILLIPS ACQUISITION CORP.                                          Delaware
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            SAFETY-KLEEN (CONSULTING), INC. (78.6349%)                          Delaware
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            SK REAL ESTATE INC.                                                 Illinois
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            SAFETY-KLEEN INTERNATIONAL, INC.                                    Delaware
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            SAFETY-KLEEN OIL RECOVERY CO.                                       Delaware
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            SAFETY-KLEEN OIL SERVICES, INC.                                     Delaware
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(1) 3095-7146 Quebec Inc. holds 711,199 Class Z shares (however, they are physically held by Safety-
Kleen Canada Inc. and Safety-Kleen  Systems,  Inc. as collateral for payment of outstanding loans).

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            THE SOLVENTS RECOVERY SERVICE OF NEW JERSEY, INC.                   New Jersey
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            3E COMPANY ENVIRONMENTAL, ECOLOGICAL AND ENGINEERING (75.8%)        California
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        SAFETY-KLEEN LTD.                                                       New Brunswick
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            510127 N.B. INC.                                                    New Brunswick
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            SAFETY-KLEEN SERVICES (QUEBEC) LTD.                                 Quebec
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                SAFETY-KLEEN SERVICES (MERCIER) LTD.                            Quebec
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                SK D'INCINERATION INC.                                          Quebec
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